Exhibit 21.1

State / Country of
List of Subsidiaries	Incorporation

All Systems Broadband, Inc.	California, U.S.A.
Amphenol Adronics, Inc.	Delaware, U.S.A.
Amphenol Advanced Sensors Germany GmbH	Germany
Amphenol Advanced Sensors Puerto Rico, LLC	Puerto Rico
Amphenol Air LB North America Inc.	Canada
Amphenol Air LB GmbH	Germany
Air LB International Development S.A.	Luxembourg
Amphenol Air LB SAS	France
Amphenol Alden Products Company	Delaware, U.S.A.
Amphenol Alden Products Mexico, S.A. de C.V.	Mexico
Amphenol Antenna Solutions, Inc.	Illinois, U.S.A.
Amphenol Assemble Tech (Xiamen) Co., Ltd.	China
Amphenol Australia Pty Ltd	Australia
Amphenol Automotive Connection Systems (Changzhou) Co., Ltd.	China
Amphenol Benelux B.V.	Netherlands
Amphenol-Borg Limited	U.K.
Amphenol-Borg Pension Trustees Limited	U.K.
Amphenol Borisch Technologies, Inc.	Delaware, U.S.A.
Amphenol Cables On Demand Corp.	Delaware, U.S.A.
Amphenol Canada Corp.	Canada
Amphenol (Changzhou) Advanced Connector Co., Ltd.	China
Amphenol (Changzhou) Connector Systems Co., Ltd.	China
Amphenol (Changzhou) Electronics Co., Ltd.	China
Amphenol CNT (Xian) Technology Co. Ltd.	China
Amphenol Comercial S.A. de C.V.	Mexico
Amphenol Commercial Products (Chengdu) Co. Ltd.	China
Amphenol Commercial Interconnect Korea Co., Ltd.	Korea
Amphenol Commercial and Industrial UK, Limited	U.K.
Amphenol ConneXus AB	Sweden
Amphenol ConneXus Ou	Estonia
Amphenol Daeshin Electronics and Precision Co., Ltd	Korea
Amphenol East Asia Electronic Technology (Shenzhen) Co. Ltd.	China
Amphenol DC Electronics, Inc.	California, U.S.A.
Amphenol East Asia Limited	Hong Kong
Amphenol EEC, Inc.	Illinois, U.S.A.
Amphenol (Ningde) Electronics Co., Ltd	China
Amphenol (Tianjin) Electronics Co. Ltd.	China
Amphenol FCI Asia Pte. Ltd.	Singapore
Amphenol Fiber Optic Technology (Shenzhen) Co., Ltd.	China
Amphenol Finland Oy	Finland
Amphenol France Acquisition SAS	France
Amphenol France SAS	France
Amphenol Germany GmbH	Germany
Amphenol Gesellschaft m.b.H.	Austria
Amphenol Griffith Enterprises, LLC	Delaware, U.S.A.
Amphenol Goldstar Electronic Systems (Baicheng) Co. Ltd.	China
Amphenol Goldstar Electronic Systems (Yulin) Co. Ltd.	China
Amphenol (Xiamen) High Speed Cable Co., Ltd.	China
Amphenol Holding UK, Limited	U.K.
Amphenol Intercon Systems, Inc.	Delaware, U.S.A.
Amphenol Interconnect India Private Limited	India
Amphenol Interconnect Products Corporation	Delaware, U.S.A.
Amphenol Interconnect South Africa (Proprietary) Limited	South Africa
Amphenol International Ltd.	Delaware, U.S.A.

State / Country of
List of Subsidiaries	Incorporation

Amphenol Invotec Limited	U.K.
Amphenol Italia S.r.l.	Italy
Amphenol Japan Ltd.	Japan
Amphenol Kai-Jack (Shenzhen), Inc.	China
Amphenol Limited	U.K.
Amphenol LTW Technology Co., Ltd.	Taiwan
Amphenol Malaysia Sdn. Bhd.	Malaysia
Amphenol MCP Korea Limited	Korea
Amphenol Middle East Enterprises FZE	U.A.E.
Amphenol Nelson Dunn Technologies, Inc.	California, U.S.A.
Amphenol Netherlands Holdings 1 B.V.	Netherlands
Amphenol Netherlands Holdings 2 B.V.	Netherlands
Amphenol New Zealand Limited	New Zealand
Amphenol Omniconnect India Private Limited	India
Amphenol Optimize Manufacturing Co.	Arizona, U.S.A.
Amphenol Optimize Mexico S.A. de C.V.	Mexico
Amphenol PCD, Inc.	Delaware, U.S.A.
Amphenol PCD (Shenzhen) Co., Ltd.	China
Amphenol Printed Circuits, Inc.	Delaware, U.S.A.
Amphenol Provens SAS	France
Amphenol (Qu jing) Technology Co., Ltd.	China
Amphenol RF Asia Limited	Hong Kong
Amphenol Sensing Korea Company Limited	South Korea
Amphenol Shouh Min Enterprise (Hong Kong) Company Limited	Hong Kong
Amphenol Shouh Min Industry (Shenzhen) Co., Ltd.	China
Amphenol Singapore Pte. Ltd.	Singapore
Amphenol Socapex SAS	France
Amphenol T&M Antennas, Inc.	Delaware, U.S.A.
Amphenol TCS Ireland Limited	Ireland
Amphenol TCS (Malaysia) Sdn. Bhd.	Malaysia
Amphenol TCS de Mexico S.A. de C.V.	Mexico
Amphenol Tecvox LLC	Delaware, U.S.A.
Amphenol-TFC (Changzhou) Communication Equipment Co., Ltd.	China
Amphenol TFC do Brasil Ltda.	Brazil
Amphenol TFC Fios E Cabos do Brasil Ltda.	Brazil
Amphenol TFC MDE Participacoes Ltda.	Brazil
Amphenol Taiwan Corporation	Taiwan
Amphenol Technical Products International Co.	Canada
Amphenol Technology Macedonia Dooel Kacani	Macedonia
Amphenol Technology (Shenzhen) Co., Ltd.	China
Amphenol Technology (Zhuhai) Co., Ltd.	China
Amphenol Tel-Ad Ltd.	Israel
Amphenol Thermometrics, Inc.	Pennsylvania, U.S.A.
Amphenol Thermometrics (UK) Limited	U.K.
Amphenol Times Microwave Electronics (Shanghai) Limited	China
Amphenol Tuchel Electronics GmbH	Germany
Amphenol Tuchel Industrial GmbH	Germany
Amphenol Tunisia LLC	Tunisia
Amphenol USHoldco Inc.	Delaware, U.S.A.
Anytek Electronic Technology (Shenzhen) Co. Ltd	China
Anytek International Co. Ltd.	Mauritius
Anytek International (Shanghai) Co. Ltd.	China
Anytek Technology Corporation Ltd	Taiwan

State / Country of
List of Subsidiaries	Incorporation

Asia Connector Services, Ltd.	Delaware, U.S.A.
ARCAS Automotive Group (Luxco 1) S.a.r.l.	Luxembourg
AUXEL FTG, Inc.	Delaware, U.S.A.
AUXEL FTG India Pvt Ltd.	India
AUXEL FTG Shanghai Co. Ltd.	China
AUXEL S.A.	France
Berg UK Ltd.	U.K.
Blueline Product Limited	Hong Kong
Casco Automotive Singapore Pte., Ltd.	Singapore
Casco Automotive (Suzhou) Co., Ltd.	China
Casco Automotive Tunisia S.a.r.l.	Tunisia
Casco do Brasil Ltda.	Brazil
Casco Imos Italia S.r.l.	Italy
Casco Products Corporation	Delaware, U.S.A.
Casco Holdings Co. Limited	Hong Kong
Casco Holdings GmbH	Germany
Casco Logistics GmbH	Germany
Casco Schoeller GmbH	Germany
C&S Antennas, Inc.	Delaware, U.S.A.
C&S Antennas Limited	U.K.
CSA Limited	U.K.
ContactServe (Proprietary) Limited	South Africa
Cemm-Mex, S.A. de C.V.	Mexico
Cemm Thome Corporation	Delaware, U.S.A.
Cemm Thome SK, spol s.r.o.	Slovakia
Changzhou Amphenol Fuyang Communication Equipment Co., Ltd.	China
Contact (Proprietary) Limited	South Africa
East Asia Connector Services, Ltd.	China
Edwin Deutgen Kunstofftechnik GmbH	Germany
Ehrlich Werkzeug & Geratebau GmbH	Germany
FCI Besancon SA	France
FCI Connectors Canada, Inc.	Canada
FCI Connectors Dongguan Ltd	China
FCI Connectors Hong Kong Limited	Hong Kong
FCI Connectors Italia S.r.l.	Italy
FCI Connectors Korea Ltd.	South Korea
FCI Connectors Malaysia Sdn Bhd	Malaysia
FCI Connectors (Shanghai) Ltd.	China
FCI Connectors Singapore Pte. Ltd.	Singapore
FCI Connectors Sweden A.B.	Sweden
FCI Connectors UK Ltd.	U.K.
FCI Deutschland GmbH	Germany
FCI Electronics Hungary Kft	Hungary
FCI GBS India Pte Limited	India
FCI Japan K.K.	Japan
FCI Nantong Ltd	China
FCI OEN Connectors Limited	India
FCI PRC Limited	Hong Kong
FCI Taiwan Limited	Taiwan
FCI’s-Hertogenbosch B.V.	Netherlands
FCI USA LLC	New York, U.S.A.
FEP Fahrzeugelektrik Pirna GmbH & Co. KG	Germany
FEP Fahrzeugelektrik Pirna Verwaltungs GmbH	Germany
Fiber Systems International, Inc.	Texas, U.S.A.
Filec Production SAS	France
Filec SAS	France

State / Country of
List of Subsidiaries	Incorporation

Friedrich Gohringer Pirna Verwaltungs GmbH	Germany
Guangzhou Amphenol Electronics Co., Ltd.	China
Guangzhou Amphenol Sincere Flex Circuits Co., Ltd.	China
Guangzhou FEP Automotive Electric Co., Ltd.	China
Hangzhou Amphenol JET Interconnect Technology Co., Ltd.	China
Hangzhou Amphenol Phoenix Telecom Parts Co., Ltd.	China
Holland Electronics, Inc.	California, U.S.A.
Ionix Aerospace Limited	U.K.
Ionix Holdings Limited	U.K.
Ionix Systems Limited	U.K.
Ionix Systems Ou	Estonia
Invotec Circuits Holdings Limited	U.K.
Invotec Circuits Limited	U.K.
Invotec Group Limited	U.K.
Invotec Holdings Limited	U.K.
Jaybeam Limited	U.K.
Jaybeam Wireless SAS	France
KE Ostrov — Elektrik, s.r.o.	Czech Republic
KE Elektronik GmbH	Germany
KE Presov Elektrik, s.r.o.	Slovakia
Konnektech, Ltd.	Delaware, U.S.A.
Kunshan Amphenol Zhengri Electronics Co., Ltd.	China
LPL Technologies Holding GmbH	Germany
Lectric SARL	Tunisia
LTW Technology (Samoa) Co., Ltd.	Samoa
LTW Top Tech (Samoa) Co., Ltd.	Samoa
Martec Limited	U.K.
MF Lightwave, Inc.	Florida, U.S.A.
Mocorp Holding A/S	Denmark
Nantong Docharm Amphenol Electronics Co., Ltd.	China
PerLoga Personal und Logistik GmbH	Germany
PT Casco SEA	Indonesia
Precision Cable Manufacturing Corp. de Mexico, S.A. de C.V.	Mexico
Procom Antennas AB	Sweden
Procom A/S	Denmark
Procom Deutschland GmbH	Germany
Procom France SARL	France
Pyle-National Ltd.	U.K.
RSI International Ltd.	U.K.
S.C.I. Palin	France
SGX Europe SP. z.o.o.	Poland
SGX Sensortech China Holdco Limited	U.K.
SGX Sensortech China Limited	China
SGX Sensortech GmbH	Germany
SGX Sensortech (IS) Limited	U.K.
SGX Sensortech SA	Switzerland
Shanghai Amphenol Airwave Communication Co., Ltd.	China
Shanghai Amphenol Electronics Technology Co., Ltd.	China
Shanghai Tecvox Trading Co., Ltd.	China
Sine Systems Corporation	Delaware, U.S.A.
Skymasts Antennas Ltd.	U.K.
Societe d’Etudes et de Fabrications Electroniques et Electriques	France
Spectra Strip Limited	U.K.
STEMFI SA	France
SV Microwave, Inc.	Florida, U.S.A.
TCS Japan K.K.	Japan

State / Country of
List of Subsidiaries	Incorporation

Tecvox Europe s.r.l.	Italy
Tecvox OEM Solutions, LLC	Alabama, U.S.A.
TFC South America S.A.	Argentina
Thermometrics Mexico, S.A. de C.V.	Mexico
Tianjin Amphenol KAE Co., Ltd.	China
Times Fiber Canada Limited	Canada
Times Fiber Communications, Inc.	Delaware, U.S.A.
Times Microwave Systems, Inc.	Delaware, U.S.A.
Times Wire and Cable Company	Delaware, U.S.A.
U-Jin Cable Industrial Co., Ltd.	Korea
Zhongshan Feisaide Electromechanical Co., Ltd.	China